DRIEHAUS MUTUAL FUNDS

(The “Trust”)

Driehaus Multi-Asset Growth Economies Fund

SUPPLEMENT DATED JULY 2, 2018

TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2018

The Board of Trustees of the Trust has determined to change the third nonfundamental restriction regarding restrictions on mortgaging, pledging or hypothecating assets as it relates to the Driehaus Multi-Asset Growth Economies Fund. Accordingly, the section entitled “Investment Restrictions” starting on page 30 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

INVESTMENT RESTRICTIONS

Each Fund operates under the following fundamental investment restrictions, which, together with the investment objectives and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of a Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund’s outstanding shares. Each Fund may not:

(1)

act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)

purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)

make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)

borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)

invest in a security if 25% or more of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,[1] except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; or

1 For purposes of this investment restriction, the Funds use industry classifications contained in Morgan Stanley Capital International and Standard & Poor’s Global Industry Classification Standard (“GICS”). To the extent that categorization in GICS is “Miscellaneous” or “Other” for an industry, the portfolio managers may change the GICS industry classification to a more appropriate or specific industry.

(6)	issue any senior security except to the extent permitted under the 1940 Act.

Each of the Driehaus Active Income Fund and Driehaus Multi-Asset Growth Economies Fund is diversified and will seek shareholder approval if it elects to become non-diversified in the future.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction number 2 above. The deposit or payment by a Fund of initial, maintenance or variation margin in connection with all types of short sales, options and futures contract transactions is not considered to be borrowing for purposes of restriction number 4 above or the issuance of a senior security for purposes of restriction number 6 above.

Each Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

(3)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with other permitted investment techniques; or

(4)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

For purposes of these investment restrictions, with the exception of the restriction on borrowing, subsequent changes in a Fund’s holdings as a result of changing market conditions or changes in the amount of a Fund’s total assets does not require the Fund to sell or dispose of an investment or to take any other action, except that if illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline. With respect to the investment restriction related to borrowing, a Fund may only borrow from banks and in the event that such asset coverage shall at any time fall below 33 1/3% of its total assets, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.